Exhibit 6(a)

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION BY ACTION OF

/ /  INCORPORATORS

/ /  BOARD OF DIRECTORS  /X/  BOARD OF DIRECTORS   / /  BOARD OF DIRECTORS
                              AND SHAREHOLDERS          AND MEMBERS
                              (Stock Corporation)       (Nonstock Corporation)

                                     For office use only
                                     -----------------------------------
       STATE OF CONNECTICUT          ACCOUNT NO.
      SECRETARY OF THE STATE
-----------------------------------
                                     INITIALS
                                     -----------------------------------

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1.     NAME OF CORPORATION                                 DATE
       Hartford Life Insurance Company               February 10, 1982
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2.     The Certificate of incorporation is     / / B. AMENDED
                                               / / A. AMENDED ONLY
                                               /X/ AND RESTATED
                                               / / C. RESTATED ONLY by the
                                               following resolution

       See attached Restated Certificate of Incorporation.
--------------------------------------------------------------
3.     (Omit if 2.A is checked.)

       (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows:
              (Indicate amendments made, if any, if none, so indicate)

              1. Section 1 is amended to read as Restated.
              2. Section 4 is deleted.
              3. Section 5 is deleted.

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original
              Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS

/ /    4.     The above resolution was adopted by vote of at least two-
              thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

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SIGNED                            SIGNED                       SIGNED
--------------------------------------------------------------------------
                                 APPROVED

(All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

SIGNED                            SIGNED                       SIGNED

                                  (Continued)

4.      (Omit if 2C is checked.) The above resolution was
        adopted by the board of directors acting alone,
/ /     there being no shareholders or subscribers.
/ / the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
/ / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

--------------------------------------------------------------------------------
5.   The number of affirmative votes      6.    The number of directors' votes
     required to adopt such resolution          in favor of the resolution was:
     is:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice       SIGNED (Secretary or Assistant Secretary)
President)

/X/   4.    The above resolution was adopted by the board of
            directors and by shareholders.

5.   Vote of shareholders:

     (a) (Use if no shares are required to be voted as a class.)
-----------------------------------------------------------------

NUMBER OF SHARES ENTITLED TO VOTE         400

TOTAL VOTING POWER                        400

VOTE REQUIRED FOR ADOPTION                267

VOTE FAVORING ADOPTION                    400
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      (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

     We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
--------------------------------------------------------------------------------

              NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

                                Robert B. Goode, Jr.,
                                Executive Vice Pres. & Chief
                                Oper. Officer

            NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

                                William A. McMahon,
                                Gen.Counsel & Secretary

SIGNED (President or Vice President)      SIGNED (Secretary or Assistant
                                          Secretary)
             /s/ Robert B. Goode, Jr.     /s/ William A. McMahon

/ /  4.   The above resolution was adopted by the board of directors and by members.

5.   Vote of members:

     (a)   (Use if no members are required to vote as a class.)
           NUMBER OF MEMBERS VOTING
           TOTAL VOTING POWER
           VOTE REQUIRED FOR ADOPTION
           VOTE FAVORING ADOPTION

     (b) (If the members of any class are entitled to vote as a class indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

     We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
--------------------------------------------------------------------------------

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

--------------------------------------------------------------------------
SIGNED (President or Vice President)   SIGNED (Secretary or Assistant
                                       Secretary)

     FILING FEE             CERTIFICATION FEE              TOTAL FEES
        $30-                      $9.50                      $39.50

            FILED                 SIGNED (For Secretary of the State)
     STATE OF CONNECTICUT              Rec. & ICC To Ann Zacchio

    APR - 2 1982      CERTIFIED COPY SENT ON (Date)         INITIALS
                      Law Dept. Hartford Ins. Group

    SECRETARY OF THE STATE                         TO
                                       HTFD. Plaza HTFD. CT 06115
             A.M.

By               Time 2:30P.M.    CARD             LIST             PROOF

Form 61-58
STATE OF CONNECTICUT                 )
OFFICE OF SECRETARY OF THE STATE     ) SS   HARTFORD

I hereby certify that the foregoing is a true copy of record in this office

                           IN TESTIMONY WHEREOF I have hereunto set my hand and affixed the Seal of said State, at Hartford this 2nd day of April AD 1982

                                /s/ [ILLEGIBLE]
                                SECRETARY OF THE STATE

                     RESTATED CERTIFICATE OF INCORPORATION

                        HARTFORD LIFE INSURANCE COMPANY

This Restated Certificate of Incorporation gives effect to the amendment of the Certificate of Incorporation of the corporation and otherwise purports merely to restate all those provisions already in effect. This Restated Certificate of Incorporation has been adopted by the Board of Directors and by the sole shareholder.

          Section 1. The name of the corporation is Hartford Life Insurance Company and it shall have all the powers granted by the general statutes, as now enacted or hereinafter amended to corporations formed under the Stock Corporation Act.

          Section 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter may lawfully do; to accept and to issue cede reinsurance; to issue policies and contracts for any kind or combination of kinds of insurance; to policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

          Section 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

We hereby declare, under the penalties of false statement that the statements made in the foregoing Certificate are true.

Dated: February 10, 1982              HARTFORD LIFE INSURANCE COMPANY
                                      By /s/ ROBERT B. GOODE, JR.
                                      ----------------------------------------

Attest:
/s/ WM. A. MCMAHON
------------------------------

7342D

[LOGO]
STATE OF CONNECTICUT

                              STATE OF CONNECTICUT
                              INSURANCE DEPARTMENT
              STATE OFFICE BUILDING - HARTFORD, CONNECTICUT 06115

THIS IS TO CERTIFY, that HARTFORD LIFE INSURANCE COMPANY is authorized to amend its Restated Certificate of Incorporation by increasing the par value of its shares of common capital stock to $5,690.00 each for a total authorized capital of $5,690,000.00.

                            Witness my hand and official seal, at Hartford,
                                      this 3rd day of August 1984

Form 9                                   Insurance Commissioner

CERTIFICATE           [ILLEGIBLE]

AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61-38
BY ACTION OF

/ /   INCORPORATORS    / /   BOARD OF         /X/   BOARD OF DIRECTORS AND     / /   BOARD OF DIRECTORS AND
                             DIRECTORS              SHAREHOLDERS (Stock              MEMBERS (Nonstock
                                                    Corporation)                     Corporation)

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

1.   NAME OF CORPORATION                                 DATE
 -   Hartford Life Insurance Company                     August 2, 1984

2.   The Certificate of Incorporation is

/X/  A. AMENDED ONLY       / /  B. AMENDED AND RESTATED    / /  C. RESTATED ONLY

by the following resolution

     RESOLVED, That Section 3 of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

          "Section 3. The capital with which the Corporation shall commence business shall be an amount not less than one thousand dollars ($1,000). The authorized capital shall be five million six hundred and ninety thousand dollars ($5,690,000) divided into one thousand (1,000) shares of common capital stock with a par value of five thousand six hundred and ninety dollars ($5,690) each."

3.   (Omit if 2A is checked.)

       (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments mode, if any; if none, so indicate)

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS

/ /   4.    The above resolution was adopted by vote of at least two- thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation. (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

SIGNED                     SIGNED                     SIGNED

                                    APPROVED

  (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

SIGNED                     SIGNED                     SIGNED

                                                                          (Over)

                                  [ILLEGIBLE]

BY ACTION OF BOARD OF DIRECTORS

/ /   4. (Omit if 2C is checked.) The above resolution was       / /   the board of directors being so authorized pursuant to
      adopted by the board of directors acting alone.                  Section 33-341, Conn. G.S. as amended
/ /   there being no shareholders or subscribers.
/ /   the corporation being a nonstock corporation and having
      no members and no applicants for membership entitled to
      vote on such resolution.
5.    The number of affirmative votes required to adopt such     6.    The number of directors' votes in favor of the resolution
      resolution is:                                                   was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT       NAME OF SECRETARY OR ASSISTANT
(Print or Type)                           SECRETARY (Print or Type)
SIGNED (President or Vice President)      SIGNED (Secretary or Assistant
                                          Secretary)

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

/X/   4.    The above resolution was adopted by the board of directors and by shareholders.

5.   Vote of shareholders:

(a)  (Use if no shares are required to be voted as a class).

  NUMBER OF SHARES           TOTAL           VOTE REQUIRED FOR     VOTE FAVORING
  ENTITLED TO VOTE        VOTING POWER            ADOPTION           ADOPTION
        400                   400                   267                 400

(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT       NAME OF SECRETARY OR ASSISTANT SECRETARY
(Print or Type)                           (Print or Type)
Edward N. Bennett (Sr. Vice President)    Robert C. Fischer (Secretary)
SIGNED (President or Vice President)      SIGNED (Secretary or Assistant Secretary)
/s/ Edward N. Bennett                     /s/ Robert C. Fischer

BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

/ /   4.    The above resolution was adopted by the board of directors and by members.

5.   Vote of members:

(a)  (Use if no members are required to vote as a class)

 NUMBER OF MEMBERS           TOTAL           VOTE REQUIRED FOR     VOTE FAVORING
       VOTING             VOTING POWER            ADOPTION           ADOPTION

(b) (If the members of any class are entitled to vote as a class indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT       NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or
(Print or Type)                           Type)
SIGNED (President or Vice President)      SIGNED (Secretary or Assistant Secretary)

For office use only

           FILED
    STATE OF CONNECTICUT      FILING FEE       CERTIFICATION FEE     TOTAL FEES
                              $30              $27                   $57

        AUG - 3 1984          SIGNED (For Secretary of the State)
        [ILLEGIBLE]           CERTIFIED COPY SENT ON (Date)          INITIALS
                              [ILLEGIBLE]

                              CARD             LIST                  PROOF
                              [ILLEGIBLE]

FORM 61-38

                                                                      2CC
[LOGO]
CONNECTICUT
                           STATE OF CONNECTICUT
                           INSURANCE DEPARTMENT

                               FILING #0001681565 PG 01 OF 05 VOL B-00105
                                  FILED 12/31/1996 10:21 AM PAGE 00677
                                         SECRETARY OF THE STATE
                                   CONNECTICUT SECRETARY OF THE STATE

This is to Certify, that the Certificate amending the Restated Certificate of Incorporation of HARTFORD LIFE INSURANCE COMPANY, with respect to the revised
Section 4 and Section 5 as attached, has been reviewed and approved.

                           Witness my hand and official seal, at Hartford, This thirtieth day of December 1996

                           /s/ George M. Reider, Jr.
                           --------------------------------------------------
                           George M. Reider, Jr.
                           Insurance Commissioner

                      Phone:
                      P.O. Box 816 Hartford, CT 06142-0816
                      AN EQUAL OPPORTUNITY EMPLOYER

                               FILING #0001681565 PG 02 OF 05 VOL B-00105
                                  FILED 12/31/1996 10:21 AM PAGE 00678
                                         SECRETARY OF THE STATE
                                   CONNECTICUT SECRETARY OF THE STATE

CERTIFICATE AMENDING OR RESTATING
CERTIFICATE OF INCORPC
61-38 Rev. 9/90
Stock Corporation

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
                               30 TRINITY STREET
                               HARTFORD, CT 06106

--------------------------------------------------------------------------------
1.     Name of Corporation (Please enter name within lines)
                 Hartford Life Insurance Company
--------------------------------------------------------------------------------
2.     The Certificate of Incorporation is: (Check one)

    /X/    A.     Amended only, pursuant to Conn. Gen. Stat. Section 33-360.
    / /    B.     Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
    / /    C.     Restated only, pursuant to Conn. Gen. Stat. Section
                  33-362(a).
    / /    D.     Amended and restated, pursuant to Conn. Gen. Stat. Section
                  33-362(c).
    / /    E.     Restated and superseded pursuant to Conn. Gen. Stat. Section
                  33-362(d).

     Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

          See Attachment A

     (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3.     (Check one)

     / /    A.     This certificate purports merely to restate but not to
                   change the provisions of the original Certificate of
                   Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original
                   Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of
                   Incorporation. (If 3A is checked, go to 5 & 6 to complete
                   this certificate.).
     / /    B.     This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4.     (Check, if true)

     / / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                                         Form 48

                               FILING #0001681565 PG 03 OF 05 VOL B-00105
                                  FILED 12/31/1996 10:21 AM PAGE 00679
                                         SECRETARY OF THE STATE
                                   CONNECTICUT SECRETARY OF THE STATE

5.     The manner of adopting the resolution was as follows:

/X/     A.   By the board of directors and shareholders

     Voting Shareholders: (Check (i) or (ii), an

     (i)    / /   No shares are required to be voted as a class; the
                  shareholder's vote was as follows:

     Vote Required for Adoption 660           Vote Favoring Adoption 1,000

     (ii)   / /   There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of
                  adoption were as follows:
                  (Use an 8 1/2 x 11 attached sheet if more space is needed.
                  Conn. Gen. Stat. Section 1-9.)
     (iii)  / /   Check here if the corporation has 100 or more recordholders, as defined in Conn. Gen. Stat. Section 33-311a(a).

/ /     B.   By the board of directors acting alone, pursuant to Conn. Gen.
             Stat. Section 33-360(b)(2) or 33-362(a).
             The number of affirmative votes required to adopt such resolution is:
             The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

     (Print or Type)               Signature               (Print or Type)           Signature
Name of Pres. / V. Pres.                              Name of Sec/Assn't Sec.
John P. Ginnetti           /s/ John P. Ginnetti       Lynda Godkin               /s/ Lynda Godkin

/ /     C.   The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

Signed Incorporator  Signed Incorporator  Signed Incorporator
Signed Subscriber    Signed Subscriber    Signed Subscriber

  (Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat.
                                  Section 1-9)

6.     Dated at Simsbury, CT this             day of December, 1996

                           Rec. CC. GS: (Type or Print)
                           Nancy V. Galvin, Legal Assistant
                           The Hartford - Life Law
                           200 Hopmeadow Street
                           Simsbury, CT 06089
                            Please provide filer's name and complete address
                                          for mailing receipt

                               FILING #0001681565 PG 04 OF 05 VOL B-00105
                                  FILED 12/31/1996 10:21 AM PAGE 00680
                                         SECRETARY OF THE STATE
                                   CONNECTICUT SECRETARY OF THE STATE

                        HARTFORD LIFE INSURANCE COMPANY

                              CERTIFICATE AMENDING
                     RESTATED CERTIFICATE OF INCORPORATION
         BY ACTIONS OF THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER

1.     The name of the Corporation is HARTFORD LIFE INSURANCE COMPANY.

2. The Restated Certificate of Incorporation of the Corporation is amended by the following resolution of each of the Board of Directors and the Sole Shareholder:

            RESOLVED, that the Restated Certificate of Incorporation of the Company, as supplemented and amended to date, is hereby further amended by and adding the following Sections 4 and 5. All other sections of the Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect.

            "Section 4.      The Board of Directors may, at any time, appoint
                             from among its own members such committees as it may deem necessary for the proper conduct of the business of the Company. The Board of Directors shall be unrestricted as to the powers it may confer upon such committees."

            "Section 5.      So much of the charter of said corporation, as
                             amended, as is inconsistent herewith is repealed, provided that such repeal shall not invalidate or otherwise affect any action taken pursuant to the charter of the corporation, in accordance with its terms, prior to the effective date of such repeal."

3. The above resolutions were consented to by the Board of Directors and the Sole Shareholder of the Corporation. The number of shares of the Corporation's common capital stock entitled to vote thereon was 1,000 and the vote required for adoption was 660 shares. The vote favoring adoption was 1,000 shares, which was the greatest vote required to pass the resolution.

                               FILING #0001681565 PG 05 OF 05 VOL B-00105
                                  FILED 12/31/1996 10:21 AM PAGE 00681
                                         SECRETARY OF THE STATE
                                   CONNECTICUT SECRETARY OF THE STATE

Dated at Simsbury, Connecticut this 30th day of December, 1996.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

                                          HARTFORD LIFE INSURANCE COMPANY

                                          /s/ John P. Ginnetti
                                          ----------------------------------------
                                          John P. Ginnetti,
                                          Executive Vice President

                                          /s/ Lynda Godkin
                                          ----------------------------------------
                                          Lynda Godkin,
                                          Associate General Counsel & Secretary

[LOGO]
CONNECTICUT

                              STATE OF CONNECTICUT
                              INSURANCE DEPARTMENT

THIS IS TO CERTIFY, that the attached Amended Certificate of Incorporation of Hartford Life Insurance Company has been filed with the Insurance Department.

                               Witness my hand and official seal, at HARTFORD,
                                         this 17th day of July, 2000

                                                /s/ Susan F. Cogswell
                                               Insurance Commissioner

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                      Office of the Secretary of the State
  30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /Rev. 12/1999

                           SPACE FOR OFFICE USE ONLY

1.   NAME OF CORPORATION:

     Hartford Life Insurance Company

2.   THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

/X/   A. AMENDED.

/ /   B. AMENDED AND RESTATED.

/ /   C. RESTATED.

3.   TEXT OF EACH AMENDMENT / RESTATEMENT:

    See Attachment A.

   (Please reference an 8 1/2 X 11 attachment if additional space is needed)

                           SPACE FOR OFFICE USE ONLY

4.   VOTE INFORMATION (check A., B. or C.):

/X/   A. The resolution was approved by shareholders as follows:

     (set forth all voting information required by Conn. Gen. Stat. Section 33-800 as amended in the space provided below)

     The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 1,000. The vote favoring adoption was 1,000 shares, which was sufficient for approval of the resolution.

/ /  B.   The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

/ /  C.   The amendment was adopted by the incorporators without shareholder action. No shareholder vote was required for adoption.

5.   EXECUTION:

                        Dated this 5th day of May, 2000.

Lynda Godkin                      Corporate Secretary      /s/ Lynda Godkin
-----------------------------------------------------------------------------
Print or type name of signatory   Capacity of Signatory    Signature

                                  ATTACHMENT A

The Restated Certificate of Incorporation of Hartford Life Insurance Company is amended by the following resolution adopted by the Sole Shareholder on April 28, 2000:

         RESOLVED, that the Restated Certificate of Incorporation of the Company, as amended to date, be further amended by adding the following Sections 6, 7 and 8 and that all other sections of the Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect:

                  Section 6. The personal liability to the corporation or its stockholders of a person who is or was a director of the corporation for monetary damages for breach of duty as a director shall be limited to the amount of the compensation received by the director for serving the corporation during the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in subdivision
                  (3) of Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) create liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. The personal liability of a person who is or was a director to the corporation or its stockholders for breach of duty as a director shall further be limited to the full extent allowed from time to time by Connecticut law. This Section 6 shall not limit or preclude the liability of a person who is or was a director for any act or omission occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 6 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any limitation of liability, right or protection of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

                  Section 7. The corporation shall indemnify its directors for liability, as defined in Section 33-770(5) of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to any person for any action taken, or any failure to take any action, as a director, except liability that (a) involved a knowing and culpable violation of law by the director, (b) enabled the director or an associate (as defined in Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time) to receive an improper personal gain, (c) showed a lack of good faith and conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) created liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. Notwithstanding the preceding sentence, the corporation shall not be required to indemnify an indemnitee in connection with a proceeding (or part thereof) commenced by the indemnitee against the corporation. This Section 7 shall not affect the indemnification or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 7 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any right to indemnification of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

                  Section 8. The corporation shall not be obligated by Section 33-771(e) or Section 33-776(d) of the Connecticut Business Corporation Act to indemnify, or advance or reimburse expenses in advance of a final determination, to any current or former director, officer, employee or agent of the corporation who is not a director. However, the corporation may, at the discretion of the board of directors, indemnify, or advance or reimburse expenses to, any current or former director, officer, employee or agent of the corporation who is not a director to the fullest extent permitted by law.